                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2006

ORIGEN RESIDENTIAL SECURITIES, INC. (as depositor under a Trust Agreement, dated as of August 1, 2006, providing for, inter alia, the issuance of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2006-A)

                       Origen Residential Securities, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                    333-117573                   20-1370314
--------                    ----------                   ----------
State of Incorporation      (Commission File Number)     (I.R.S. Employer
                                                         Identification No.)



27777 South Franklin Road, Suite 1700, Southfield, Michigan         48034
-----------------------------------------------------------         -----
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:  (248) 644-5595
                                                     ---------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))



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Item 8.01.        Other Events

                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 13, 2006; Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2006 and for the three- and six-month periods ended June 30, 2006 and June 30, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2006 (which was filed with the Commission on August 9, 2006), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2006 and for the three-month periods ended March 31, 2006 and March 31, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2006 (which was filed with the Commission on May 10, 2006), and the Current Reports on Form 8-K filed with the Commission on April 26, 2006, July 26, 2006, and July 26, 2006 (dated July 25, 2006) as they relate to Ambac Assurance Corporation are hereby incorporated by reference into the registration statement (No. 333-117573) of Origen Residential Securities, Inc. (the "Registrant") and in the Prospectus Supplement of the Registrant relating to the Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2006-A.

Item 9.01.        Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


                           Exhibit No.                Description
                           -----------                -----------

                           23.1                       Consent of KPMG LLP, Independent
                                                      Registered Public Accounting
                                                      Firm of Ambac Assurance Corp.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ORIGEN RESIDENTIAL SECURITIES, INC.
                                  (Registrant)


                                  By: /s/ W. Anderson Geater
                                      --------------------------------------
                                  Name: W. Anderson Geater
                                  Title: Director, Secretary and Treasurer



Dated:  August 24, 2006



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                                  EXHIBIT INDEX

              Item 601(a) of                                       Sequentially
Exhibit       Regulation S-K                                       Numbered
Number        Exhibit No.        Description                       Page
------        -----------        -----------                       ----
1             23.1               Consent of KPMG LLP, Independent
                                 Registered Public Accounting
                                 Firm of Ambac Assurance Corp.
